UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2021

Landcadia Holdings III, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39609	85-2096734
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1510 West Loop South Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(713) 850-1010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	LCYAU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	LCY	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	LCYAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On May 11, 2021, The Hillman Companies, Inc. issued a press release announcing its financial results for the first quarter ended March 27, 2021. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference hereby.

Landcadia Holdings III, Inc. (“Landcadia”) is furnishing the information in this Item 7.01 and Exhibit 99.1 in connection with the previously announced business combination (the “Business Combination”) between Landcadia and HMAN Group Holdings Inc. (“Hillman Holdco” and, together with its direct and indirect subsidiaries, “Hillman”).

The information in this Item 7.01 and Exhibit 99.1 furnished hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, Landcadia has filed a registration statement on Form S-4 (File No. 333-252693) (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”), which includes a proxy statement/prospectus and certain other related documents, that will be both the proxy statement to be distributed to holders of Landcadia’s common stock in connection with its solicitation of proxies for the vote by Landcadia’s stockholders with respect to the proposed Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the Business Combination. After the Registration Statement is declared effective, Landcadia will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. This document does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Landcadia’s stockholders, Hillman Holdco’s stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus included in the Registration Statement and, when available, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about Hillman Holdco, Landcadia and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to stockholders of Landcadia as of a record date to be established for voting on the proposed Business Combination and other matters as may be described in the Registration Statement. Landcadia stockholders and Hillman Holdco stockholders are also able to obtain copies of the preliminary proxy statement, and will also be able to obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Landcadia Holdings III, Inc., 1510 West Loop South, Houston, Texas 77027, Attention: General Counsel, (713) 850-1010.

Participants in Solicitation

Landcadia and Hillman and their respective directors and officers may be deemed participants in the solicitation of proxies of Landcadia's stockholders in connection with the proposed Business Combination. A list of the names of Landcadia's directors and executive officers and a description of their interests in Landcadia is contained in Landcadia's Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC and is available free of charge at the SEC's web site at www.sec.gov. Information about Hillman's directors and executive officers is available in Hillman's Annual Report on Form 10-K for the year ended December 26, 2020 and certain of its Current Reports on Form 8-K.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Landcadia stockholders in connection with the proposed business combination is set forth in the registration statement on Form S-4 containing the proxy statement/prospectus for the Business Combination. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Business Combination is included in the proxy statement that Landcadia filed with the SEC, including Jefferies Financial Group Inc.'s and/or its affiliate's various roles in the transaction. You should keep in mind that the interest of participants in such solicitation of proxies may have financial interests that are different from the interests of the other participants. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements Legend

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  Hillman’s and Landcadia’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events.  Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements.  These forward-looking statements include, without limitation, Hillman’s and Landcadia’s expectations with respect to future performance and anticipated financial impacts of the proposed Business Combination, the satisfaction of the closing conditions to the proposed Business Combination and the timing of the completion of the proposed Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results.  Most of these factors are outside Hillman’s and Landcadia’s control and are difficult to predict.  Factors that may cause such differences include, but are not limited to: (1) the risk that the proposed business combination disrupts Hillman’s current plans and operations; (2) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of Hillman to grow and manage growth profitably and retain its key employees; (3) costs related to the proposed Business Combination; (4) changes in applicable laws or regulations; (5) the possibility that Landcadia or Hillman may be adversely affected by other economic, business, and/or competitive factors; (6) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (7) the outcome of any legal proceedings that may be instituted against Landcadia or Hillman following the announcement of the merger agreement; (8) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the stockholders of Landcadia or Hillman, certain regulatory approvals or satisfy other conditions to closing in the merger agreement; (9) the impact of COVID-19 on Hillman’s business and/or the ability of the parties to complete the proposed business combination; (10) the inability to obtain or maintain the listing of the combined company’s shares of common stock on Nasdaq following the proposed transaction; or (11) other risks and uncertainties indicated from time to time in the Registration Statement containing the proxy statement/prospectus relating to the proposed Business Combination, including those under “Risk Factors” therein, and in Landcadia’s or Hillman’s other filings with the SEC.  The foregoing list of factors is not exclusive, and readers should also refer to those risks that will be included under the header “Risk Factors” in the registration statement on Form S-4 filed by Landcadia with the SEC and those included under the header “Risk Factors” in Landcadia’s Annual Report on Form 10-K/A.   Readers are cautioned not to place undue reliance upon any forward-looking statements in this document, which speak only as of the date made.  Landcadia and Hillman do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements in this document to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 11, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDCADIA HOLDINGS III, INC.

Date: May 11, 2021

	By:	/s/ Tilman J. Fertitta
	Name:	Tilman J. Fertitta
	Title:	Chief Executive Officer